                                                                    Exhibit 32.2

              Certification of Chief Financial Officer Pursuant to
                             18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

            In connection with the Quarterly Report of Buckeye Partners, L.P. (the "Partnership") on Form 10-Q for the quarterly period ending September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert B. Wallace., Chief Financial Officer of the Partnership's General Partner, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a)); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: November 5, 2004          /S/ ROBERT B. WALLACE
                                ------------------------
                                Robert B. Wallace
                                Senior Vice President, Finance
                                And Chief Financial Officer
                                Buckeye Pipe Line Company LLC
                                as General Partner of Buckeye Partners, L.P.